                                                                    Exhibit 24.1


                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:
-------------------------------

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be sold, from time to time, by certain selling stockholders for their respective accounts; and

     WHEREAS, the undersigned is an Officer and Director of the Company;

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.

                                 /s/ Richard C. Notebaert
                                 ------------------------------------
                                 Richard C. Notebaert
                                 Chairman and Chief Executive Officer

STATE OF ILLINOIS)
COUNTY OF COOK   )


     On the 18th day of June, 1997, personally appeared before me Richard C. Notebaert to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 18th day of June, 1997.


                                 /s/ Judy L. Anker
                                 ------------------------------------
                                 Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:
-------------------------------

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be sold, from time to time, by certain selling stockholders for their respective accounts; and

     WHEREAS, the undersigned is an Officer of the Company;

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R. C. NOTEBAERT, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.

                                 /s/ Oren G. Shaffer
                                 ------------------------------------
                                 Oren G. Shaffer
                                 Executive Vice President and Chief
                                 Financial Officer

STATE OF ILLINOIS)
COUNTY OF COOK   )


     On the 18th day of June, 1997, personally appeared before me Oren G. Shaffer to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 18th day of June, 1997.


                                 /s/ Judy L. Anker
                                 ------------------------------------
                                 Notary Public

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be sold, from time to time, by certain selling stockholders for their respective accounts; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 18th day of June, 1997.

                                 /s/ Lynn M. Martin
                                 ------------------------------------
                                 Lynn M. Martin

STATE OF ILLINOIS)
COUNTY OF COOK   )


     On the 18th day of June, 1997, personally appeared before me Lynn M. Martin to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 18th day of June, 1997.


                                 /s/ Judy L. Anker
                                 ------------------------------------
                                 Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be sold, from time to time, by certain selling stockholders for their respective accounts; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.

                                 /s/ Donald C. Clark
                                 ----------------------------
                                 Donald C. Clark

STATE OF ILLINOIS)
COUNTY OF COOK   )


     On the 18th day of June, 1997, personally appeared before me Donald C. Clark to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 18th day of June, 1997.


                                 /s/ Judy L. Anker
                                 ----------------------------
                                 Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be sold, from time to time, by certain selling stockholders for their respective accounts; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 18th day of June, 1997.

                                 /s/ Hanna Holborn Gray
                                 ----------------------------
                                 Hanna Holborn Gray

STATE OF ILLINOIS)
COUNTY OF COOK   )


     On the 18th day of June, 1997, personally appeared before me Hanna Holborn Gray to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 18th day of June, 1997.


                                 /s/ Judy L. Anker
                                 ----------------------------
                                 Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be sold, from time to time, by certain selling stockholders for their respective accounts; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.


                                 /s/ James A. Henderson
                                 ----------------------------
                                 James A. Henderson

STATE OF ILLINOIS)
COUNTY OF COOK   )


     On the 18th day of June, 1997, personally appeared before me James A. Henderson to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 18th day of June, 1997.


                                 /s/ Judy L. Anker
                                 ----------------------------
                                 Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be sold, from time to time, by certain selling stockholders for their respective accounts; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.

                                 /s/ Sheldon B. Lubar
                                 ----------------------------
                                 Sheldon B. Lubar

STATE OF ILLINOIS)
COUNTY OF COOK   )


     On the 18th day of June, 1997, personally appeared before me Sheldon B. Lubar to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 18th day of June, 1997.


                                 /s/ Judy L. Anker
                                 ----------------------------
                                 Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be sold, from time to time, by certain selling stockholders for their respective accounts; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.

                                 /s/ Arthur C. Martinez
                                 -------------------------
                                 Arthur C. Martinez

STATE OF ILLINOIS)
COUNTY OF COOK   )


     On the 18th day of June, 1997, personally appeared before me Arthur C. Martinez to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 18th day of June, 1997.


                                 /s/ Judy L. Anker
                                 -------------------------
                                 Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be sold, from time to time, by certain selling stockholders for their respective accounts; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.

                                 /s/ John B. McCoy
                                 -------------------------
                                 John B. McCoy

STATE OF ILLINOIS)
COUNTY OF COOK   )


     On the 18th day of June, 1997, personally appeared before me John B. McCoy to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 18th day of June, 1997.


                                 /s/ Judy L. Anker
                                 -------------------------
                                 Notary Public

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:


     WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") with respect to shares of the Company's Common Stock which may be sold, from time to time, by certain selling stockholders for their respective accounts; and

     WHEREAS, the undersigned is a Director of the Company;

     NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.

                                 /s/ James A. Unruh
                                 -------------------------
                                 James A. Unruh

STATE OF ILLINOIS)
COUNTY OF COOK   )


     On the 18th day of June, 1997, personally appeared before me James A.
Unruh to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 18th day of June, 1997.


                                 /s/ Judy L. Anker
                                 -------------------------
                                 Notary Public